SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 12, 2003
                Date of Report (Date of earliest event reported)

                              CONGOLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-13612


                   Delaware                             02-0398678
        (State or other jurisdiction of               (IRS Employer
                incorporation)                     Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                       Mercerville, New Jersey 08619-0127
                     (Address of principal executive office)

       Registrant's telephone number, including area code: (609) 584-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 12: Results of Operations and Financial Condition.

On August 12, 2003, the Registrant issued a press release announcing its financial results for the three and six months ended June 30, 2003. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 12 of Form 8-K and is attached hereto as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CONGOLEUM CORPORATION


Date:  August 14, 2003                      By /s/ Howard N. Feist III
                                               -----------------------
                                               Howard N. Feist III
                                               Chief Financial Officer